AMENDMENT No. 1 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT No. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of February 22, 2007, is entered into among the Lenders party hereto, the Borrowers party hereto, and Bank of America, N.A., in its capacity as Agent (the “Agent”), under that certain Loan and Security Agreement, dated as of September 19, 2005, among the Agent, the Lenders party thereto from time to time, and the Borrowers (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used in this Amendment and not otherwise specifically defined herein have the meanings assigned to them in the Loan Agreement.

           WHEREAS, pursuant to the Loan Agreement and subject to the terms and conditions set forth therein, the Lenders have agreed to make the Loans and other financial accommodations to the Borrowers;

WHEREAS, subsection 8.2.2 of the Loan Agreement provides, among other things, that the Borrowers shall not, unless otherwise consented to by Majority Lenders in writing in accordance with subsection 12.2.1 of the Loan Agreement, create, incur, assume, or suffer to exist any Indebtedness, except as permitted by subsection 8.2.2;

WHEREAS, Borrower Representative has informed Agent that it believes that clause (x) of subsection 8.2.2 contains a drafting error and that the Loan Agreement should be amended to accurately reflect the agreement of the parties to the Loan Agreement; and

           WHEREAS, the Lenders are willing to amend the Loan Agreement on the terms and subject to the conditions set forth herein;

           NOW, THEREFORE, on the terms and subject to the conditions set forth herein, the Lenders, the Borrowers, and the Agent hereby agree as follows:

1.	Clause (x) of subsection 8.2.2 of the Loan Agreement is hereby deleted and replaced in its entirety as follows:

“Indebtedness to the extent not included in clauses (i) through (ix) above, which is permitted “Debt” under Section 4.06 of the Indenture as in effect on the date of this Agreement; and”

2.	This Amendment shall be effective as of the date hereof (the “Effective Date”), but only upon the satisfaction of the following conditions precedent:

(a)	Agent shall have received a duly executed copy of this Amendment from each of the Borrowers and the Majority Lenders.

(b)
The representations and warranties of the Borrowers and Guarantors set forth in each of the Loan Documents shall be true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date (except to the extent such representations and warranties by their terms expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct, in all material respects, as of such earlier date).

(c)	No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

(d)	The Borrowers shall have paid the costs, fees and expenses referred to in Section 3 hereof.

3.
The Borrowers jointly and severally agree to reimburse the Agent upon demand for all reasonable and documented costs, fees and expenses (including the reasonable fees and expenses of counsel to the Agent) incurred in connection with the preparation, execution and delivery of this Amendment.

4.
The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or acknowledgment of, any amendment, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to herein or therein or (ii) prejudice any right or remedy which the Agent or any other party may now have or may have in the future under or in connection with the Loan Agreement as amended hereby or any other instrument or agreement referred to therein.  This Amendment is a Loan Document executed pursuant to the Loan Agreement and shall be construed in connection with and as part of the Loan Agreement, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement, each other Loan Document and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.  Neither this Amendment nor the replacement of the terms of the Loan Agreement by the terms of this Amendment shall extinguish the obligations for the payment of money outstanding under the Loan Agreement or discharge or release the Lien or priority of any security agreement, pledge agreement, or other security therefor.  Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Loan Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

5.
To induce Agent and each Lender to enter into this Amendment, Borrowers represent and warrant to Agent and each Lender, on a joint and several basis, that: (a) the execution, delivery and performance by each Borrower of this Amendment have been duly authorized by all necessary corporate or other relevant action and do not and will not:  (i) contravene, violate or result in a breach of or default under (A) any Borrower’s charter, articles or certificate of incorporation, certificate of formation, bylaws, limited liability company or partnership agreement, or other organizational documents (as the case may be), (B) any provision of any law, rule, regulation, order of any Governmental Authority, writ, judgment, injunction, decree, determination or award in effect having applicability to such Borrower, the violation of which would reasonably be expected to have a Material Adverse Effect, or (C) any indenture or loan or credit agreement or any other agreement, lease or instrument binding on a Loan Party or its Properties, the breach of or default under which would reasonably be expected to have a Material Adverse Effect; or (ii) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Collateral now owned or hereafter acquired by such Loan Party; and (b) this Amendment and the Loan Agreement as amended hereby are legal, valid and binding obligations of each Borrower, enforceable against it in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, or fraudulent transfer laws, or other similar laws affecting creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

6.
This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

7.
Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

8.
THIS AMENDMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED IN AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NY.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, this Amendment has been duly executed on the day and year specified at the beginning hereof.

BORROWERS
NSA GNERAL PARTNERSHIP
By:	CENTURY KENTUCKY INC.
Its:	General Partner

By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	VP & Treasurer

By:	SKYLINER LLC
Its:	General Partner

By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	VP & Treasurer

CENTURY ALUMINUM COMPANY
By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	VP & Treasurer

BERKELEY ALUMINUM INC.
By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	VP & Treasurer

CENTURY ALUMINUM OF WEST VIRGINIA, INC.
By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	VP & Treasurer

CENTURY KENTUCKY, INC.
By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	VP & Treasurer

CENTURY ALUMINUM OF KENTUCKY GENERAL PARTNERSHIP
By:	METALSCO LLC
Its:	General Partner

By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	VP & Treasurer

By:	SKYLINER LLC
Its:	General Partner

By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	VP & Treasurer

BANK OF AMERICA N.A.
as Agent and as a Lender
By:	/s/ Robert T. Lund
	Name:	Robert T. Lund
	Title:	Senior Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By:	/s/ Alain Daoust
	Name:	Alain Daoust
	Title:	Director
By:	/s/ Denise L. Alvarez
	Name:	Denise L. Alvarez
	Title:	Associate

CITIBANK, N.A.
as Agent and as a Lender
By:	/s/ Raymond G. Dunning
	Name:	Raymond G. Dunning
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/ Mark Cuccinello
	Name:	Mark Cuccinello
	Title:	Vice President

WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN)
as Agent and as a Lender
By:	/s/ D.B. Laughton
	Name:	D.B. Laughton
	Title:	Managing Director
By:	/s/ D.B. Laughton
	Name:	D.B. Laughton
	Title:	Managing Director